Exhibit 10.1

                                                                  EXECUTION COPY
                                                         1
                                 AMENDMENT NO. 2
                                 ---------------

                   TO MULTICURRENCY REVOLVING CREDIT AGREEMENT
                   -------------------------------------------

       AMENDMENT NO. 2 TO MULTICURRENCY REVOLVING CREDIT AGREEMENT (this "Amendment Agreement") dated as of June 17, 2008, by and among Rogers Corporation, a Massachusetts corporation having its principal place of business at One Technology Drive, Rogers, Connecticut 06263 ("Rogers US"), Rogers Technologies (Barbados) SRL, a corporation organized and existing under the laws of Barbados having its principal place of business at Fidelity House, Wildey Business Park, St. Michael, Barbados ("Rogers Barbados"), Rogers (China) Investment Co., Ltd., a corporation organized and existing under the laws of the People's Republic of China having its principal place of business at 338 Shenshu Road, Suzhou Industrial Park, Suzhou, People's Republic of China 215122 ("Rogers China"), Rogers N.V., a corporation organized and existing under the laws of Belgium having its principal office at Afrikalaan 188, B-9000, Gent, Belgium
("Rogers Belgium"), Rogers Technologies (Suzhou) Co. Ltd., a corporation organized and existing under the laws of the People's Republic of China having its principal place of business at 399 Suhong Zhong Road, Suzhou Industrial
Park, Suzhou, People's Republic of China 215122 ("Rogers Suzhou"; Rogers US, Rogers Barbados, Rogers China, Rogers Belgium and Rogers Suzhou are hereinafter collectively referred to as the "Rogers Entities"), and RBS Citizens, National Association (the "Bank"), a national banking association with offices at 90 State House Square, 10th Floor, Hartford, Connecticut 06103, successor in interest to Citizens Bank of Connecticut, amending a certain Multicurrency Revolving Credit Agreement dated as of November 13, 2006 as amended by Amendment No. 1 to Multicurrency Revolving Credit Agreement dated as of November 10, 2007 (as amended from time to time the "Credit Agreement").

                                   WITNESSETH

       WHEREAS, pursuant to the terms of the Credit Agreement, the Bank has made certain credit facilities available to the Rogers Entities; and

       WHEREAS, the Rogers Entities have requested that the Bank amend certain terms of the Credit Agreement in certain respects; and

       WHEREAS, the Bank is willing to amend certain terms of the Credit Agreement in accordance with the terms hereof.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       ss.1.   Definitions.  Capitalized terms used  herein  without  definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

       ss.2. Ratification of Existing Agreements. All of the Rogers Entities' obligations and liabilities to the Bank as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, except as otherwise modified in this Amendment Agreement upon the terms set forth herein, are, by each of the Rogers Entities' execution of this Amendment Agreement, ratified and confirmed in all respects. In addition, by each Rogers Entity's execution of this Amendment Agreement, each Rogers Entity represents and warrants that no counterclaim, right of set-off, right of recoupment, or defense of any kind exists or is outstanding with respect to such obligations and liabilities. Each of the Rogers Entities acknowledges and agrees that this Amendment Agreement shall be included in the definition of Loan Documents under the Credit Agreement.

       ss.3.   Representations and  Warranties.  Each  of  the  Rogers  Entities
hereby represents and warrants to the Bank as follows:

               (a) All of the representations and warranties made by any of the Rogers Entities in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date and for matters previously disclosed to the Bank in writing.

               (b) No Event of Default under and as defined in the Credit Agreement or any of the Loan Documents has occurred and is continuing on the date hereof.

       ss.4.   Conditions   Precedent.   The  effectiveness  of  the  amendments
contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

               (a) Representations and Warranties. All of the representations and warranties made by the Rogers Entities herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in ss.3(a) hereof.

               (b) Performance; No Event of Default. The Rogers Entities shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Event of Default or condition which, with either or both the giving of notice or the lapse of time, would result in an Event of Default upon the execution and delivery of this Amendment Agreement.

               (c) Delivery. Rogers US, Rogers Barbados, Rogers China, Rogers Belgium and Rogers Suzhou shall each have executed and delivered this Amendment Agreement, and Rogers US shall have executed and delivered an Amended and Restated Revolving Note A, an Amended and Restated Revolving Note B, a Guaranty Confirmation signed by all Guarantors, a Securities Pledge Agreement and all documents, instruments, and agreements reasonably required by the Bank in connection with any of the foregoing (collectively, together with the Amendment Agreement, the "Documents").

               (d) Corporate Action. The Bank shall have received a copy of the resolutions, in form and substance reasonably satisfactory to Bank, of the Board of Directors (or other governing body) or sole shareholder of each of the Rogers Entities authorizing the execution, delivery and performance of the Documents, as appropriate.

               (e) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment Agreement and the Documents shall be satisfactory in substance and form to the Bank, and the Bank shall have received all information and such counterpart originals or certified or other copies of such documents as it may request.

               (f) Good Standing Certificates. The Bank shall have received a good standing certificate for Rogers US, Rogers Barbados and Rogers Belgium dated not more than sixty (60) days prior to the date hereof, issued by the appropriate governmental authority of each Rogers Entity's jurisdiction of organization.

               (g) Incumbency Certificates. The Bank shall have received a certificate of the Secretary or an Assistant Secretary (or comparable officer) of each of the Rogers Entities, in form and substance reasonably satisfactory to the Bank, as to the incumbency and signature of each officer executing any of the Documents, together with evidence of the incumbency of such Secretary, Assistant Secretary or comparable officer; the Bank acknowledges that a certificate indicating no changes in incumbency since November 10, 2006 for any entity will be satisfactory to the Bank.

       ss.5.   Amendments to the Credit Agreement.

               (a) The Preamble to the Credit Agreement is hereby amended and restated in its entirety as follows:

               "This  MULTICURRENCY  REVOLVING  CREDIT  AGREEMENT  is made as of
               November 13, 2006, by and between Rogers Corporation, a Massachusetts corporation having its principal place of business at One Technology Drive, Rogers, Connecticut 06263 (hereinafter referred to as "Rogers US" or the "Borrower") and RBS Citizens National Association (the "Bank"), a National Banking Association with offices at 90 State House Square, 10th Floor, Hartford, Connecticut 06103, as successor in interest to Citizens Bank of Connecticut."

               (b) Following the execution and delivery of this Amendment Agreement and satisfaction of all of the conditions precedent set forth in Section 4, Rogers Barbados, Rogers China, Rogers Belgium, and Rogers Suzhou will no longer be parties to the Credit Agreement.

               (c) All references in the Credit Agreement to "the Borrowers", "any Borrower", "each Borrower", "such Borrower", or words of similar import shall be deemed to refer to Rogers US.

       ss.6. No Waiver by Bank. Except as otherwise expressly provided for herein, nothing in this Amendment Agreement shall extend to or affect in any way the Rogers Entities' obligations or the Bank's rights and remedies arising under the Credit Agreement or the other Loan Documents, and the Bank shall not be deemed to have waived any of its remedies with respect to any Event of Default or event or condition which, with notice or the lapse of time, or both, would become an Event of Default and which upon the Rogers Entities' execution and delivery of this Amendment Agreement might otherwise exist or which might hereafter occur.

       ss.7. Expenses. Rogers US agrees to pay to the Bank upon demand (a) an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees) incurred in the preparation of this Amendment Agreement and related matters and (b) from time to time any and all out-of-pocket costs or expenses (including field examination fees and legal fees and disbursements) hereafter incurred or sustained by the Bank in connection with the administration of credit extended by the Bank to Rogers US or the preservation of or enforcement of the Bank's rights under the Credit Agreement, the Notes or the other Loan Documents or in respect of any of the other obligations to the Bank.

       ss.8.   Miscellaneous.

               (a)    This  Amendment   Agreement  shall  be  governed   by  and
       construed  in   accordance   with  the  laws  of  the   Commonwealth   of
       Massachusetts as an instrument under seal.

               (b) Except as otherwise expressly provided by this Amendment Agreement, all of the respective terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment Agreement and the Credit Agreement be read and construed as one instrument, and all references in the Loan Documents to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended by this Amendment Agreement.

               (c) This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.



                  [Remainder of Page Intentionally Left Blank]

       IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                    RBS CITIZENS, NATIONAL ASSOCIATION


                                    By: /s/ Gary W. Burdick
                                       -----------------------------------------
                                    Print Name: Gary W. Burdick
                                               ---------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------


                                    ROGERS CORPORATION


                                    By: /s/ Robert D. Wachob
                                       -----------------------------------------
                                    Print name: Robert D. Wachob
                                               ---------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------


                                    ROGERS TECHNOLOGIES (BARBADOS) SRL


                                    By: /s/ Dennis M. Loughran
                                       -----------------------------------------
                                    Print name: Dennis M. Loughran
                                               ---------------------------------
                                    Title:  Manager
                                           -------------------------------------


                                    ROGERS (CHINA) INVESTMENT CO., LTD.


                                    By: /s/ Robert D. Wachob
                                       -----------------------------------------
                                    Print name: Robert D. Wachob
                                               ---------------------------------
                                    Title: Director
                                          --------------------------------------


                                    ROGERS N.V.


                                    By: /s/ Dennis M. Loughran
                                       -----------------------------------------
                                    Print name: Dennis M. Loughran
                                               ---------------------------------
                                    Title: Director
                                          --------------------------------------

                                    ROGERS TECHNOLOGIES (SUZHOU) CO. LTD.


                                    By: /s/ Robert D. Wachob
                                       -----------------------------------------
                                    Print name: Robert D. Wachob
                                               ---------------------------------
                                    Title: Director
                                          --------------------------------------

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                              --------------------
                             REVOLVING CREDIT NOTE A
                             -----------------------


$75,000,000.00                                                     June 17, 2008


       FOR VALUE RECEIVED, the undersigned Rogers Corporation, a Massachusetts corporation (the "Borrower"), hereby promises to pay to the order of RBS Citizens, National Association (the "Bank"), a national banking association, successor in interest to Citizens Bank of Connecticut, at the Bank's Head Office at 90 State House Square, 10th Floor, Hartford, Connecticut 06103:

              (a) prior to or on the Revolving Credit A Maturity Date, the principal amount of SEVENTY-FIVE MILLION DOLLARS ($75,000,000.00) or, if less, the aggregate unpaid principal amount of Loans advanced by the Bank to the Borrower under Revolving Credit Facility A pursuant to the Multicurrency Revolving Credit Agreement dated as of November 13, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement"), among the Borrower and the Bank; and

              (b) interest on the principal balance hereof from time to time outstanding, from the Closing Date under the Credit Agreement through and including the repayment in full hereof and termination of all commitments under the Credit Agreement, at the times and at the rates set forth in the Credit Agreement.

       This Revolving Credit Note A (the "Note") evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

       The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

       The Borrower has the right in certain circumstances and the obligation in certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

       If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

       No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

       Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

       THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN ss.19 OF THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

       This Note amends, restates, and supersedes in its entirety that certain Revolving Credit Note A dated as of November 10, 2006 in the original principal amount of $75,000,000.00 from the Borrower, Rogers Technologies (Barbados) SRL, Rogers (China) Investment Co., Ltd., Rogers N.V. and Rogers Technologies (Suzhou) Co., Ltd. to Citizens Bank of Connecticut, as predecessor in interest to Bank (as amended and in effect from time to time, the "2006 Note"). This Note is in substitution for and not in repayment of the 2006 Note. Nothing contained herein shall constitute a novation of the 2006 Note. Any principal, interest, fees, costs and other sums owing under the 2006 Note on this date shall be deemed due and owing under this Note.

       This Note shall be deemed to take effect as a sealed instrument under the laws of The Commonwealth of Massachusetts.


                            [Signature on next page]

       IN WITNESS WHEREOF, the undersigned have caused this Revolving Credit Note to be signed in their corporate names by their duly authorized officers as of the day and year first above written.


                                    ROGERS CORPORATION


                                    By: /s/ Dennis M. Loughran
                                       ----------------------------
                                        Vice President-Finance and Chief
                                        Financial Officer

                                   Amount of       Balance of
                     Amount     Principal Paid      Principal       Notation
      Date          of Loan       or Prepaid         Unpaid         Made By:
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                                       5

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                              --------------------
                             REVOLVING CREDIT NOTE B
                             -----------------------


$25,000,000.00                                                     June 17, 2008

       FOR VALUE RECEIVED, the undersigned Rogers Corporation, a Massachusetts corporation (the "Borrower"), hereby promises to pay to the order of RBS Citizens, National Association (the "Bank"), a national banking association, successor in interest to Citizens Bank of Connecticut, at the Bank's Head Office at 90 State House Square, 10th Floor, Hartford, Connecticut 06103:

               (a) prior to or on the Revolving Credit B Maturity Date, the principal amount of TWENTY-FIVE MILLION DOLLARS ($25,000,000.00) or, if less, the aggregate unpaid principal amount of Loans advanced by the Bank to the Borrower under Revolving Credit Facility B pursuant to the Multicurrency Revolving Credit Agreement dated as of November 13, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement"), among the Borrower and the Bank; and

               (b) interest on the principal balance hereof from time to time outstanding, from the Closing Date under the Credit Agreement through and including the repayment in full hereof and termination of all commitments under the Credit Agreement, at the times and at the rates set forth in the Credit Agreement.

       This Revolving Credit Note B (the "Note") evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

       The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

       The Borrower has the right in certain circumstances and the obligation in certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

       If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

       No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

       Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

       THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN ss.19 OF THE CREDIT AGREEMENT. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

       This Note amends, restates, and supersedes in its entirety that certain Amended and Restated Revolving Credit Note B dated as of November 10, 2007 in the original principal amount of $25,000,000.00 from the Borrower, Rogers Technologies (Barbados) SRL, Rogers (China) Investment Co., Ltd., Rogers N.V. and Rogers Technologies (Suzhou) Co., Ltd. to Citizens Bank of Connecticut, as predecessor in interest to Bank (as amended and in effect from time to time, the "2007 Note"). This Note is in substitution for and not in repayment of the 2007 Note. Nothing contained herein shall constitute a novation of the 2007 Note. Any principal, interest, fees, costs and other sums owing under the 2007 Note on this date shall be deemed due and owing under this Note.

       This Note shall be deemed to take effect as a sealed instrument under the laws of The Commonwealth of Massachusetts.

                            [Signature on next page]

       IN WITNESS WHEREOF, the undersigned have caused this Revolving Credit Note to be signed in their corporate names by their duly authorized officers as of the day and year first above written.




                                    ROGERS CORPORATION


                                    By: /s/ Dennis M. Loughran
                                       ----------------------------
                                        Vice President-Finance and Chief
                                        Financial Officer

                                   Amount of       Balance of
                     Amount     Principal Paid      Principal       Notation
      Date          of Loan       or Prepaid         Unpaid         Made By:
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